EXHIBIT 24.1

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Stephen M. Puricelli
                                            -----------------------------------
                                            Stephen M. Puricelli




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.


                                            /s/ Dennis J. Shaughnessy
                                            -----------------------------------
                                            Dennis J. Shaughnessy




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Timothy H. Hanson
                                            -----------------------------------
                                            Timothy H. Hanson




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Glenn G. Mackintosh
                                            -----------------------------------
                                            Glenn G. Mackintosh




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Robert Forbes
                                            -----------------------------------
                                            Robert Forbes




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Eric P. Rundquist
                                            -----------------------------------
                                            /s/ Eric P. Rundquist




                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Acquisition and Pre-Amalgamation Agreement among Secure Computing Corporation, EDGE Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of January, 1997.



                                            /s/ Robert J. Frankenberg
                                            -----------------------------------
                                            Robert J. Frankenberg